UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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TENGION, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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______________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
______________________________________________________

To Be Held on February 24, 2014

To our stockholders:

We invite you to attend a Special Meeting of Stockholders, which will be held at Philadelphia Airport Marriott, One Arrivals Road, Philadelphia, PA on February 24, 2014, at 12:00 p.m., local time.  At the meeting, stockholders will be asked to:

1.  Approve an amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) of Tengion, Inc. (the “Company”) to increase the number of authorized shares of common stock from 750,000,000 to 10,000,000,000 shares.

2.  Transact such other business as may properly come before the special meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on January 24, 2014, the record date for the special meeting, are entitled to notice of, and to vote at, the meeting. Your vote is important regardless of the number of shares you own. All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we hope you will take the time to vote your shares. If you are a stockholder of record, you may vote by telephone, over the Internet or by completing and mailing the enclosed proxy card in the envelope provided. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. You may revoke your proxy at any time prior to its exercise at the special meeting.

This proxy statement is also available to our stockholders via the Internet at http://www.astproxyportal.com/AST/17668/.

By Order of the Board of Directors,

/s/ A. Brian Davis
A. Brian Davis
Chief Financial Officer, Senior Vice President of Finance, and Secretary

Winston-Salem, North Carolina
January 27, 2014

TENGION, INC.

3929 Westpoint Boulevard, Suite G
Winston-Salem, NC 27103

__________________________________________________

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
__________________________________________________

The Board of Directors of Tengion, Inc. (referred to herein as “Tengion,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) and at any adjournments or postponements thereof. The Special Meeting will be held at 12:00 p.m. local time on February 24, 2014, at Philadelphia Airport Marriott, One Arrivals Road, Philadelphia, PA. The Company will pay the costs of this proxy solicitation. Proxies may be solicited on the Company’s behalf by its directors, officers and employees in person or by telephone, fax or electronic mail, although no additional compensation will be paid by the Company for such efforts.  The Company does not expect to engage a third party to assist it in the solicitation.

This Notice of Special Meeting of Stockholders and Proxy Statement (collectively, the “Proxy Materials”) provides information that you should read before you vote on the proposal that will be presented at the Special Meeting. This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about February 3, 2014, to owners of shares of our common stock as of January 24, 2014, the record date of the Special Meeting.

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

PROPOSAL 1— APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 750,000,000 TO 10,000,000,000 SHARES	13

OTHER MATTERS	18

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why are you receiving these proxy materials?

We are providing these proxy materials to you because our Board of Directors is asking (technically called soliciting) holders of our common stock to provide proxies to be voted at the Special Meeting.  The Special Meeting is scheduled for February 24, 2014, commencing at 12:00 p.m. local time at Philadelphia Airport Marriott, One Arrivals Road, Philadelphia, PA. Your proxy will be used at the Special Meeting or at any adjournment(s) of the Special Meeting.  The Notice of Special Meeting of Stockholders, this Proxy Statement, and the enclosed proxy card are being mailed to stockholders beginning on or about February 3, 2014.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on the record date, January 24, 2014, may vote at the Special Meeting.  There were 11,774,918 shares of our common stock outstanding as of the record date. During the ten days before the Special Meeting, you may inspect a list of stockholders eligible to vote.  If you would like to inspect the list, please call A. Brian Davis, our Chief Financial Officer, Senior Vice President of Finance, and Secretary, at (336) 201-0155 to arrange a visit to our offices.

What are the voting rights of the holders of our common stock?

Each outstanding share of our common stock will be entitled to one vote on each matter considered at the Special Meeting.

How can you vote?

If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:

1.  Over the Internet — If you have Internet access, you may authorize the voting of your shares by following the “Submit a proxy by Internet” instructions set forth on the enclosed proxy card.  You must specify how you want your shares voted or your vote will not be completed and you will receive an error message.  Your shares will be voted according to your instructions.

2.  By Telephone — You may transmit your proxy voting instructions by calling the telephone number specified on the enclosed proxy card (or voting instruction card). You will need to have the proxy card (or voting instruction card) in hand when you call.  If you choose to vote by telephone, you do not have to return the proxy card (or voting instruction card).

3.  By Mail — Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope.  Your shares will be voted according to your instructions.  If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.  Unsigned proxy cards will not be voted.

4.  In Person at the Meeting — If you attend the Special Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Special Meeting.

Beneficial Owners and Broker Non-Votes

Most of our stockholders hold their shares in “street name” through a stockbroker, bank, or other nominee, rather than directly in their own names.  If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your stockbroker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your stockbroker, bank, or other nominee on how to vote your shares.  If you hold your shares in street name, your stockbroker, bank, or other nominee has enclosed a voting instruction card for you to use in directing your stockbroker, bank, or other nominee in how to vote your shares.

Stockbrokers, banks, or other nominees that are member firms of the New York Stock Exchange and who hold shares in street name for customers have the discretion to vote those shares with respect to certain routine matters if they have not received instructions from the beneficial owners. A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and does not have discretionary authority vote the shares because the proposal is non-routine.  The New York Stock Exchange will determine whether the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock is a routine or non-routine matter. If the proposal is deemed to be a routine matter, stockbrokers, banks or other nominees will have discretionary authority to vote the shares and we expect that there will be no broker non-votes with respect to the proposal. On the other hand, if the proposal is deemed to be a non-routine matter, stockbrokers, banks or other nominees do not have the discretion to vote the shares. As such, broker-non votes will not be counted as present for purposes of determining whether a quorum exists. Because approval of the proposal is based on the affirmative vote of the majority of the outstanding shares of common stock, a broker non-vote, if any, will have the effect of a negative vote.  Therefore, we encourage you to provide voting instructions to the organization that holds your shares.

Can you change your vote or revoke your proxy?

You may revoke your proxy at any time before your shares are voted at the Special Meeting by: (1) notifying A. Brian Davis, our Chief Financial Officer, Senior Vice President of Finance, and Secretary, in writing at 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103, that you are revoking your proxy; (2) submitting a later dated proxy using any of the methods described above; or (3) attending and voting by ballot at the Special Meeting.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank, or other nominee pursuant to the instructions you have received from them.

What is a proxy?

A proxy is a person you appoint to vote on your behalf.  By using any of the methods discussed above, you will be appointing as your proxies John L. Miclot, our President and Chief Executive Officer, and A. Brian Davis, our Chief Financial Officer, Senior Vice President of Finance, and Secretary.  They may act on your behalf, and will have the authority to appoint a substitute to act as proxy.  If you are unable to attend the Special Meeting, please use the means available to you to vote by proxy so that your shares of common stock may be voted.

How will your proxy vote your shares?

Your proxy will vote according to your instructions.  If you choose to vote by mail and complete, sign, and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” approving an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 750,000,000 to 10,000,000,000 shares (Proposal 1). We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so.  However, on any other business that properly comes before the Special Meeting, your proxies are authorized to vote on your behalf using their best judgment.

What constitutes a quorum?

The holders of a majority of the 11,774,918 shares of common stock issued and outstanding as of the record date, either present or represented by proxy, constitutes a quorum.  A quorum is necessary in order to conduct business at the Special Meeting.  If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum.  If a quorum is not present at the Special Meeting, the chairman of the Special Meeting may adjourn the meeting to a date when a quorum is present.  If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve the proposal and how are votes counted?

The affirmative vote of the majority of the outstanding shares of common stock entitled to vote is needed to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 750,000,000 to 10,000,000,000 shares (Proposal 1).  A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote.  Accordingly, an abstention will have the effect of a negative vote.  Broker non-votes will also have the effect of a negative vote.

We do not know of any other matters that may come before the Special Meeting other than the proposal included herein.  If any other matters are properly presented at the Special Meeting, the persons named as proxies in the accompanying proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Special Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board of Directors and we will bear the costs of the solicitation.  We will be responsible for paying for all expenses to prepare, print, and mail the proxy materials to stockholders.  In accordance with the regulations of the SEC, we will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send this proxy statement and related proxy materials to their principals and will reimburse them for their reasonable expenses in so doing.  In addition to the solicitation by use of the mails, our officers, directors, and employees may solicit the return of proxies by telephone or personal interviews. We do not expect to engage a third party to assist in the solicitation.

How may you obtain additional copies of this Proxy Statement?

You may request additional copies of this Proxy Statement to be sent to you for no charge, by writing to A. Brian Davis, our Chief Financial Officer, Senior Vice President of Finance, and Secretary, at 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of January 22, 2014 by each person, or group of persons, who beneficially owns more than 5% of our capital stock; each of our directors and named executive officers; and all current directors and executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock.  This information does not necessarily indicate beneficial ownership for any other purpose.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to convertible notes, warrants and options held by that person that are currently convertible or exercisable, or convertible or exercisable within 60 days of January 22, 2014, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.  Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.  The percentage of beneficial ownership is based on 11,774,918 shares of common stock outstanding on January 22, 2014.

Unless otherwise indicated, the address for each person or entity named below is c/o Tengion Inc., 3929 Westpoint Boulevard, Suite G, Winston-Salem, North Carolina, 27103.

Name of Beneficial Owner	Shares of common stock	Options exercisable within 60 days	Shares issuable upon exercise of warrants or conversion of notes	Total shares of common stock beneficially owned (1)	Beneficial Ownership Percentage
Greater than 5% Beneficial Owner

HealthCap Venture Capital (2)	736,882	—	51,488,636	52,225,518	82.552%

Medtronic, Inc. (3)	247,350	—	358,087	605,437	4.990%

Bay City Capital (4)	379,242	—	884,835	1,264,077	9.985%

Celgene Corporation (5)	948,856	—	252,036	1,200,892	9.985%

DAFNA Capital (6)	90,465	—	1,205,645	1,296,110	9.985%

Deerfield Funds (7)	948,856	—	252,036	1,200,892	9.985%

Horizon Technology Finance (8)	—	—	1,306,145	1,306,145	9.985%

RA Capital Management, LLC (9)	948,856	—	252,036	1,200,892	9.985%

Perceptive Life Sciences Master Fund Ltd (10)	324,928	—	945,174	1,270,102	9.985%

QVT Financial LP (11)	324,927	—	945,175	1,270,102	9.985%

Sabby Management, LLC (12)	547,402	—	698,021	1,245,423	9.985%

Empery Asset Management LP (13)	56,862	—	1,242,975	1,299,837	9.985%

Capital Ventures International (14)	44,840	—	1,256,331	1,301,639	9.985%

Midsummer Small Cap Master, Ltd. (15)	40,616	—	1,261,023	1,301,639	9.985%

Hudson Bay Capital Management LP (16)	40,616	—	1,261,023	1,301,639	9.985%

Opus Point Healthcare Innovations Fund, LP (17)	40,616	—	1,261,023	1,301,639	9.985%

Officers and Directors

Carl-Johan Dalsgaard, M.D., Ph.D. (18)	736,882	2,690	51,488,636	52,228,208	82.553%

John L. Miclot	32,840	63,999	—	96,839	*

Timothy A. Bertram, D.V.M., Ph.D.	20,603	29,524	—	50,127	*

David I. Scheer	18,839	2,690	—	21,529	*

A. Brian Davis	8,466	12,182	—	20,648	*

Lorin J. Randall	—	4,136	—	4,136	*

Richard E. Kuntz, M.D., M. Sc.	—	2,920	—	2,920	*

Diane K. Jorkasky, M.D.	—	2,920	—	2,920	*

All current directors and executive officers as a group (8 persons)	817,630	121,061	51,488,636	52,427,327	82.713%

_____________________

* Less than one percent.

(1)
This table and the information included in the notes below are based upon information supplied by named executive officers, directors and principal stockholders, including reports and any amendments thereto filed on Schedule 13D, Schedule 13G, Form 3, and Form 4 with the SEC. Except as otherwise indicated, the beneficial ownership limitations set forth in the Amended and Restated 2011 Warrants (as defined on page 14), 2012 Warrants (as defined on page 13), 2012 Convertible Notes (as defined on page 13), 2013 Warrants (as defined on page 13), 2013 Convertible Notes (as defined on page 13) and Celgene Warrants (as defined on page 14), as applicable, have been applied to the table.

(2)
Includes 736,882 shares of common stock and Amended and Restated 2011 Warrants to purchase 23,745,790 shares, of which 404,237 shares and warrants to purchase 13,026,431 shares are held directly by HealthCap IV, L.P., a Delaware limited partnership (“HCLP”); 29,495 shares and warrants to purchase 950,495 shares are held directly by HealthCap IV, K.B., a Swedish limited partnership (“HCKB”); 292,094 shares and warrants to purchase 9,412,608 shares are held directly by HealthCap IV BIS, L.P., a Delaware limited partnership (“HCBIS”); and 11,056 shares and warrants to purchase 356,256 shares are held directly by OFCO Club IV, a Swedish non-registered partnership (“OFCO”) (HCLP, HCKB, HCBIS, and OFCO, collectively “HealthCap Venture Capital”).

Includes $500,684.92 of the 2012 Convertible Notes and 2012 Warrants to purchase 7,285,186 shares of common stock of which $274,666.24 of the 2012 Convertible Notes and 2012 Warrants to purchase 3,996,511 shares are held directly by HCLP; $20,039.91 of the 2012 Convertible Notes and 2012 Warrants to purchase 291,589 shares are held directly by HCKB; $198,468.50 of the 2012 Convertible Notes and 2012 Warrants to purchase 2,887,805 shares are held directly by HCBIS; and $7,510.27 of the 2012 Convertible Notes and 2012 Warrants to purchase 109,281 shares are held directly by OFCO. The 2012 Convertible Notes are currently convertible into 2,275,842 shares of common stock.

Includes $1,000,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 13,636,363 shares of common stock of which $548,581.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 7,480,652 shares are held directly by HCLP; $40,025.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 545,794 shares are held directly by HCKB; $396,394.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 5,405,372 shares are held directly by HCBIS; and $15,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 204,545 shares are held directly by OFCO. The 2013 Convertible Notes are currently convertible into 4,545,455 shares of common stock.

HealthCap IV GP SA, L.L.C. (“HCSA”), is the sole general partner of HCLP and HCBIS and has voting and dispositive power over the shares held by HCLP and HCBIS. HealthCap IV GP AB, L.L.C. (“HCAB”), is the sole general partner of HCKB and has voting and dispositive power over the shares held by HCKB. HCSA and HCAB disclaim beneficial ownership of such shares, except to the extent of their pecuniary interest therein. Johan Christenson, Carl-Johan Dalsgaard, M.D., Per-Olof Eriksson, Anki Forsberg, Peder Fredrikson, Jacob Gunterberg, Staffan Lindstrand, Björn Odlander, Per Samuelsson and Eugen Steiner, the members of HCSA and HCAB, may be deemed to possess voting and dispositive power over the shares held by HCLP, HCBIS, and HCKB and may be deemed to have indirect beneficial ownership of the shares held by such entities. The members, including Dr. Dalsgaard, who is one of our directors, disclaim beneficial ownership of shares held by HCLP, HCBIS and HCKB except to the extent of any pecuniary interest therein.

Odlander, Fredrikson & Co AB, L.L.C. (“OFCO AB”) is a member of OFCO and has voting and dispositive power over the shares held by OFCO. OFCO AB disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. Johan Christenson, Carl-Johan Dalsgaard, M.D., Per-Olof Eriksson, Anki Forsberg, Peder Fredrikson, Staffan Lindstrand, Björn Odlander, Per Samuelsson and Eugen Steiner, the members of OFCO AB, may be deemed to possess voting and dispositive power over the shares held by OFCO and may be deemed to have indirect beneficial ownership of the shares held by OFCO. Such persons, including Dr. Dalsgaard, who is one of our directors, disclaim beneficial ownership of shares held by OFCO except to the extent of any pecuniary interest therein.

The addresses of the entities affiliated with HealthCap are Strandvagen 5B, SE-114 51 Stockholm, Sweden and 18 Avenue d’Ouchy, CH-1006 Lausanne, Switzerland. None of the entities affiliated with HealthCap are subject to the beneficial ownership limitations set forth in the Amended and Restated 2011 Warrants, the 2012 Convertible Notes, the 2012 Warrants, the 2013 Convertible Notes or the 2013 Warrants.

(3)
According to a Schedule 13D/A filed on January 11, 2013, comprised of 247,350 shares of common stock. The Amended and Restated 2011 Warrants allow the holder to purchase an additional 17,809,248 shares based on an adjusted exercise price of $0.30 per share. The address of Medtronic, Inc. is 710 Medtronic Parkway, LC 270, Minneapolis, MN 55432-5604. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days’ written notice from the holder to the Company. Dr. Richard E. Kuntz, one of our directors, is Senior Vice President and Chief Scientific Clinical and Regulatory Officer of Medtronic, Inc.

(4)
Includes 379,242 shares of common stock, of which 372,151 shares are held directly by Bay City Capital Fund V, LP and 7,091 shares are held directly by Bay City Capital Fund V Co-Investment Fund, LP. Pursuant to a Securities Purchase Agreement dated October 2, 2012, Bay City Capital Fund V. LP and Bay City Capital Fund V Co-Investment Fund, LP (collectively, “Bay City Capital Funds”) hold $1,000,000 of the 2012 Convertible Notes and 2012 Warrants to purchase 13,636,364 shares of our common stock. The 2012 Convertible Notes are currently convertible into 4,545,455 shares of common stock. Bay City Capital LLC is the manager of the general partner of Bay City Capital Funds. Carl Goldfischer and Fred Craves are managing directors of Bay City Capital LLC and have voting and dispositive power with respect to shares held by Bay City Capital Funds. Each such person disclaims beneficial ownership of shares held by Bay City Capital Funds except to the extent of any pecuniary interest he has therein. The address of Bay City Capital Funds is 750 Battery Street, Suite 400, San Francisco, CA 94111. The 2012 Convertible Notes, the 2012 Warrants, the 2013 Convertible Notes and the 2013 Warrants held by Bay City Capital Funds prohibit the holder from acquiring shares of common stock upon conversion of the notes or exercise of the warrants to the extent that, upon such conversion or exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(5)
Pursuant to a Securities Purchase Agreement dated October 2, 2012, Celgene holds 948,856 shares of our common stock, $5,002,283.10 of the 2012 Convertible Notes and 2012 Warrants to purchase 34,869,236 shares of our common stock. The 2012 Convertible Notes are currently convertible into 22,737,650 shares of our common stock. In addition, Celgene holds warrants to purchase 541,875 shares of our common stock for nominal consideration that were issued as interest payments in lieu of shares of our common stock that would have brought Celgene above the 9.985% limitation (described below). The warrants are exercisable only to the extent that such exercise would not result in Celgene going over the 9.985% limitation. Pursuant to a Collaboration and Option Agreement dated June 28, 2013, Celgene holds Celgene Warrants to purchase 102,272,727 shares of our common stock. The 2012 Convertible Notes, the 2012 Warrants and the Celgene Warrants prohibit the holder from acquiring shares of common stock upon conversion of the notes or exercise of those warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. The address of Celgene Corporation is 86 Morris Avenue, Summit, NJ 07901. Celgene Corporation has board observer rights which can be converted to a seat on the Company’s board of directors at any time at Celgene Corporation’s election. The following executive officers of Celgene Corporation have the power to vote and dispose of the shares held by Celgene Corporation: Robert J. Hugin (Chief Executive Officer, President and Chairman of the Board), Jacqualyn A. Fouse (Executive Vice President and Chief Financial Officer), and Perry A. Karsen (Executive Vice President and Chief Operations Officer). Each such person disclaims beneficial ownership of shares held by Celgene Corporation except to the extent of any pecuniary interest he or she has therein. Celgene Corporation has board observer rights which can be converted to a seat on the Company’s board of directors at any time at Celgene Corporation’s election.

(6)
Includes 90,465 shares of common stock, of which 31,438 shares are held directly by DAFNA Lifescience LTD, 22,050 shares are held directly by DAFNA Lifescience Market Neutral LTD and 36,977 shares are held directly by DAFNA Lifescience Select LTD. Pursuant to a Securities Purchase Agreement dated March 1, 2011, and an Exchange Agreement effective December 31, 2012, DAFNA Lifescience Market Neutral LTD, DAFNA Lifescience Select LTD and DAFNA Lifescience LTD (collectively, “DAFNA Capital”) hold Amended and Restated 2011 Warrants to purchase 2,036,161 shares of our common stock. Pursuant to a Securities Purchase Agreement dated October 2, 2012, DAFNA Capital holds $108,559.94 of the 2012 Convertible Notes and 2012 Warrants to purchase 6,818,182 shares of our common stock. The 2012 Convertible Notes are currently convertible into 493,454 shares of common stock. Nathan Fischel and Fariba Ghodsian, managing members of DAFNA Capital Management, LLC, have voting and dispositive power with respect to the shares held by the DAFNA Capital. The address of DAFNA Capital is DAFNA Capital Management, LLC, 10990 Wilshire Boulevard, Suite 1400, Los Angeles, CA 90024. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days' written notice from the holder to the Company. The 2012 Convertible Notes and the 2012 Warrants held by DAFNA Capital prohibit the holder from acquiring shares of common stock upon conversion of the 2012 Convertible Notes or exercise of the 2012 Warrants to the extent that, upon such conversion or exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(7)
Pursuant to a Securities Purchase Agreement dated March 1, 2011 and an Exchange Agreement effective December 31, 2012, Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund, L.P. (together, the “Deerfield Funds”) hold Amended and Restated 2011 Warrants to purchase 10,176,771 shares of our common stock based on an adjusted exercise price of $0.30 per share. Pursuant to a Securities Purchase Agreement dated October 2, 2012, the Deerfield Funds purchased $3,000,000 of the 2012 Convertible Notes and 2012 Warrants to purchase 41,976,963 shares of our common stock. The 2012 Convertible Notes are currently convertible into 13,636,363 shares of common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, the Deerfield Funds hold $4,000,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 54,545,457 shares of our common stock. The 2013 Convertible Notes are currently convertible into 18,181,818 shares of common stock. James E. Flynn has the power to vote or dispose of the shares held by the Deerfield Funds. The address of the Deerfield Funds is c/o Deerfield Management Co., 780 Third Avenue, 37th Floor, New York, NY 10017. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days' written notice from the holder to the Company. The 2012 Convertible Notes, the 2012 Warrants, the 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the notes or exercise of the warrants to the extent that, upon such conversion or exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(8)
On March 14, 2011, Horizon Technology Finance Corporation (“Horizon Technology Finance”) received warrants to purchase 7,068 shares of our common stock. On October 2, 2012, in connection with an amendment to its Venture Loan Agreement with the Company, Horizon Credit II, LLC (“Horizon Credit”), a wholly-owned subsidiary of Horizon Technology Finance, received 2012 Warrants to purchase 5,823,332 shares of our common stock. The principal address of Horizon Technology Finance is 312 Farmington Ave, Farmington CT 06032. Robert D. Pomeroy, Jr., as CEO of Horizon Technology Finance, may be deemed to possess voting and dispositive power over the shares of common stock which Horizon Technology Finance may obtain upon its exercise of its warrant and over the shares of common stock which Horizon Credit may obtain upon its exercise of the 2012 Warrants. The 2012 Warrants held by Horizon Credit prohibit the holder from acquiring shares of common stock upon exercise of these warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(9)
Includes 948,856 shares of common stock, of which 630,536 shares are held directly by RA Capital Healthcare Fund, L.P. (“RA Capital”) and 318,320 shares are held directly by Blackwell Partners, LLC (“Blackwell”). Pursuant to a Securities Purchase Agreement dated March 1, 2011 and an Exchange Agreement effective December 31, 2012, RA Capital and Blackwell hold Amended and Restated 2011 Warrants to purchase 10,176,767 shares of our common stock. Pursuant to a Securities Purchase Agreement dated October 2, 2012, RA Capital and Blackwell hold $5,002,283.11 of the 2012 Convertible Notes and 2012 Warrants to purchase 69,738,477 shares of our common stock. The 2012 Convertible Notes are currently convertible into 22,737,651 shares of our common stock. In addition, RA Capital and Blackwell hold warrants to purchase 1,630,383 shares of our common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, RA Capital and Blackwell hold $6,700,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 91,363,639 shares of our common stock. The 2013 Convertible Notes are currently convertible into 30,454,545 shares of common stock. Mr. Kolchinsky is the manager of RA Capital Management, LLC, which is the investment adviser and sole general partner of RA Capital and the investment adviser of Blackwell. Mr. Kolchinsky has the sole power to vote or dispose of the shares held by RA Capital and Blackwell. The principal address of RA Capital Management, LLC is 20 Park Plaza, Suite 1200, Boston, MA 02116. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days' written notice from the holder to the Company. The 2012 Convertible Notes, the 2012 Warrants, the 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the notes or exercise of the warrants to the extent that, upon such exercise or conversion, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding.

(10)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Perceptive Life Sciences Master Fund Ltd (“Perceptive”) holds $2,000,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 27,272,725 shares of our common stock. The 2013 Convertible Notes are currently convertible into 9,090,910 shares of common stock. The address of Perceptive is 499 Park Avenue, 25th Floor, New York, NY 10065. The 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Convertible Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Joseph Edelman has the power to vote and dispose of the shares held by Perceptive.

(11)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP hold $2,000,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 27,272,727 shares of our common stock. Subject to the blocker described below, the 2013 Convertible Notes are currently convertible into 9,090,910 shares of common stock. The address of Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP is c/o QVT Financial LP, 1177 Avenue of the Americas, 9th Floor, New York, NY 10036. The 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Convertible Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Management of Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP is vested in their general partner, QVT Associates GP LLC, which may be deemed to beneficially own the securities held by Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP. QVT Financial LP is the investment manager of Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP and shares voting and investment control over the securities held by Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP. QVT Financial GP LLC is the general partner of QVT Financial LP and as such has complete discretion in the management and control of the business affairs of QVT Financial LP. The managing members of QVT Financial GP LLC are Daniel Gold, Nicholas Brumm, Arthur Chu and Tracy Fu. Each of QVT Financial LP, QVT Financial GP LLC, Daniel Gold, Nicholas Brumm, Arthur Chu and Tracy Fu disclaims beneficial ownership of the securities held by Quintessence Fund L.P., QVT Fund IV LP and QVT Fund V LP.

(12)
According to a Schedule 13G/A filed on January 16, 2014, comprised of 547,402 shares of common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, Sabby Healthcare Volatility Master Fund, Ltd. (“SHVMF”) and Sabby Volatility Warrant Master Fund, Ltd. ( “SVWMF” ) hold $659,880.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 13,636,367 shares of our common stock. The address of SHVMF and SVWMF is c/o Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458. The 2013 Convertible Notes are currently convertible into 2,999,455 shares of common stock. The 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Convertible Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Sabby Management, LLC serves as the investment manager of SHVMF and SVWMF. Hal Mintz is the manager of Sabby Management, LLC. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities covered by this Registration Statement except to the extent of its pecuniary interest therein.

(13)
Pursuant to a Securities Purchase Agreement dated March 1, 2011 and an Exchange Agreement effective December 31, 2012, Empery Asset Master, LTD (“EAM”) and Hartz Capital Investments, LLC (“HCI”) hold Amended and Restated 2011 Warrants to purchase 8,480,642 shares of our common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, EAM and HCI hold $350,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 4,772,731 shares of our common stock. The 2013 Convertible Notes are currently convertible into 1,590,909 shares of common stock. The address of EAM and HCI is 1 Rockefeller Plaza, Suite 1205, New York, NY 10020. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days' written notice from the holder to the Company. The 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Convertible Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Empery Asset Management LP, the authorized agent of EAM and HCI, has discretionary authority to vote and dispose of the shares held by EAM and HCIand may be deemed to be the beneficial owner of these shares. Martin Hoe and Ryan Lane, in their capacity as investment managers of Empery Asset Management LP, may also be deemed to have investment discretion and voting power over the shares held by EAM and HCI. EAM, HCI, Mr. Hoe and Mr. Lane disclaim any beneficial ownership of these shares.

(14)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Capital Ventures International (“CVI”) holds $276,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 2,509,091 shares of our common stock. The 2013 Convertible Notes are currently convertible into 1,254,545 shares of common stock. The address of CVI is c/o Heights Capital Management, Inc., 101 California Street, Suite 3250, San Francisco, CA 94111. The 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Convertible Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Heights Capital Management, Inc., the authorized agent of CVI, has discretionary authority to vote and dispose of the shares held by CVI and may be deemed to be the beneficial owner of these shares. Martin Kobinger, in his capacity as Investment Manager of Heights Capital Management, Inc., may also be deemed to have investment discretion and voting power over the shares held by CVI. Mr. Kobinger disclaims any such beneficial ownership of the shares.

(15)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Midsummer Small Cap Master, Ltd. (“Midsummer”) holds $250,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 3,409,093 shares of our common stock. The 2013 Convertible Notes are currently convertible into 1,136,364 shares of common stock. The address of Midsummer is 733 Third Avenue, 19th Floor, New York, NY 10017. The 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Convertible Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Joshua Thomas and Michel Amsalem have the power to vote and dispose of the shares held by Midsummer.

(16)
Pursuant to a Securities Purchase Agreement dated March 1, 2011 and an Exchange Agreement effective December 31, 2012, Hudson Bay Master Fund LTD (“Hudson Bay”) holds Amended and Restated 2011 Warrants to purchase 3,392,258 shares of our common stock. Pursuant to a Securities Purchase Agreement dated June 28, 2013, Hudson Bay holds $250,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 3,409,093 shares of our common stock. The 2013 Convertible Notes are currently convertible into 1,136,364 shares of common stock. The address of Hudson Bay is 777 Third Avenue, 30th Floor, New York, NY 10017. Under the terms of the Amended and Restated 2011 Warrants, the number of shares of our common stock that may be acquired by such holder upon any exercise of such warrants is generally limited to the extent necessary to ensure that, following such exercise, the total number of shares of our common stock then beneficially owned by a holder, together with its affiliates and any other persons or entities whose beneficial ownership, as calculated pursuant to Section 13(d) of the Exchange Act and the applicable regulations of the SEC, could not exceed 4.99% of the total number of shares of our common stock then issued and outstanding. This limitation may be increased to 9.99% of the total number of shares of our common stock then issued and outstanding upon 61 days' written notice from the holder to the Company. The 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Convertible Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Hudson Bay Capital Management LP, the investment manager of Hudson Bay, has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Sander Gerber disclaims beneficial ownership over these securities.

(17)
Pursuant to a Securities Purchase Agreement dated June 28, 2013, Opus Point Healthcare Innovations Fund, LP (“Opus Point”) holds $250,000.00 of the 2013 Convertible Notes and 2013 Warrants to purchase 3,409,093 shares of our common stock. The 2013 Convertible Notes are currently convertible into 1,136,364 shares of common stock. The address of Opus Point is 787 Seventh Avenue, Floor 48, New York, NY 10019. The 2013 Convertible Notes and the 2013 Warrants prohibit the holder from acquiring shares of common stock upon conversion of the 2013 Convertible Notes or exercise of the 2013 Warrants to the extent that, upon such exercise, the number of shares of common stock then beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act would exceed 9.985% of the total number of shares of our common stock then issued and outstanding. Michael S. Weiss has the power to vote and dispose of the shares held by Opus Point.

(18)
Also includes shares beneficially owned by HealthCap Venture Capital (see footnote 2).  Dr. Dalsgaard is a member of HCSA, which is the sole general partner of HCLP as well as HCBIS, and has shared voting power and shared investment power with HCLP and HCBIS.  Dr. Dalsgaard is also a member of HCAB, which is the sole general partner of HCKB and has shared voting power and shared investment power with HCKB.  Dr. Dalsgaard has disclaimed beneficial ownership of the shares listed in footnote 2 except to the extent of his pecuniary interest therein.  The address for Dr. Dalsgaard is Strandvдgen 5B, SE-114 51 Stockholm, Sweden and 18 Avenue d’Ouchy, CH-1006 Lausanne, Switzerland.

PROPOSAL 1— APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 750,000,000 TO 10,000,000,000 SHARES

General

On January 14, 2014, our Board of Directors approved an amendment to our Certificate of Incorporation to increase our authorized common stock, $0.001 par value per share, from 750,000,000 shares to 10,000,000,000 shares (the “Amendment”). Our stockholders are being asked to approve the proposal to adopt the Amendment, which is attached to this proxy statement as Appendix A.  If our stockholders approve this proposal, we expect to file the Amendment with the Secretary of State of Delaware immediately following the Special Meeting.

The additional shares of common stock to be authorized by adoption of this Amendment would have rights identical to our currently authorized and outstanding shares of common stock. The Amendment would not affect the rights of the holders of currently outstanding common stock, except to the extent additional shares are actually issued, which may have certain effects, including dilution of the earnings per share of current holders of common stock. The Amendment would not change the authorized number of shares of preferred stock. While the availability of additional shares of common stock could, under certain circumstances, discourage or make it more difficult to obtain control of the Company, the Board of Directors is unaware of any current attempt to acquire the Company. Furthermore, the Board of Directors is not presenting the Amendment with the intent to prevent or discourage any such attempts.

Purpose of the Amendment

As described below, the Board of Directors is seeking to increase the number of authorized shares of common stock to a sufficient amount (1) to allow the Company to meet its existing contractual obligations, which require that the Company reserve sufficient shares of common stock for the future exercise of warrants and conversion of convertible notes; (2) to enable the Company, if necessary, to issue shares of common stock in lieu of interest payments to meet its debt obligations; (3) to raise additional capital to fund the Company’s business; and (4) to provide flexibility for future corporate action, including grants of equity or equity-based awards under incentive plans to retain management. The Company has no current plans to issue the additional shares that would be authorized by this proposal except in connection with its existing contractual obligations upon the conversion of outstanding convertible notes or exercise of outstanding warrants and in connection with issuing shares of common stock in lieu of interest payments under the existing outstanding convertible notes.

Background

As reported in its Quarterly Report for the quarter ended March 31, 2013, without additional capital, the Company expected that it would not have been able to fund its operations beyond May 2013.  Accordingly, in June 2013, the Company closed a private placement (the “2013 PIPE Financing”) of convertible notes (the “2013 Convertible Notes”) and five-year and ten-year warrants to purchase approximately 81.0 million shares of the Company’s common stock (collectively, the “2013 Warrants”), in which the Company raised approximately $18.6 million in gross proceeds.

Also in June 2013, the Company entered into a Collaboration and Option Agreement (the “Collaboration Agreement”) with Celgene Corporation (“Celgene”) and Celgene European Investment Company LLC (together with Celgene, the “Celgene Companies”), pursuant to which the Celgene Companies paid the Company $15 million in exchange for (i) the option to acquire the rights to the Company’s Esophagus Program, (ii) five-year warrants to purchase 7,425,743 shares of the Company’s common stock and ten-year warrants to purchase 14,851,485 shares of the Company’s common stock, and (iii) a right of first negotiation to the Company’s Neo-Kidney Augment Program.

Prior to the 2013 PIPE Financing, the Company entered into two other private placement transactions.  In October 2012, the Company closed a private placement (the “2012 PIPE Financing”) of convertible notes (the “2012 Convertible Notes”) and two-year, five-year, and ten-year warrants to purchase approximately 70.0 million shares of the Company’s common stock (collectively, the “2012 Warrants”), in which the Company raised approximately $15.0 million in gross proceeds.

In March 2011, the Company closed a private placement (the “2011 PIPE Financing”) in which it sold approximately 11.1 million shares of common stock and five-year warrants (the “2011 Warrants”) to purchase approximately 10.5 million shares of the Company’s common stock, in which the Company raised approximately $31.4 million in gross proceeds.  The 2012 PIPE Financing triggered an anti-dilution adjustment to the exercise price of the 2011 Warrants.  In early 2013, the Company made offers to the holders of the 2011 Warrants to amend and restate the 2011 Warrants and, by February 5, 2013, the Company completed the warrant exchange and issued the Amended and Restated Warrants (the “Amended and Restated 2011 Warrants”).

Terms of the 2013 Convertible Notes and 2013 Warrants

The terms of the 2013 Convertible Notes and the 2013 Warrants require the Company to issue a significant number of shares of common stock upon their conversion and exercise, respectively.  The 2013 Convertible Notes are convertible into shares of common stock at a current conversion price of $0.22 per share, which, if converted in full, would result in the issuance of approximately 84.4 million shares of common stock.  The 2013 Warrants are exercisable at a current exercise price of $0.22 per share, which, if full exercised for cash, would result in the issuance of approximately 253.3 million shares of common stock.  The 2013 Convertible Notes mature on June 30, 2016 and bear interest at 10% per annum, which is payable quarterly.  The Company may, at its option and subject to certain limitations, issue shares of common stock or, in certain circumstances, warrants to purchase shares of common stock, in lieu of interest payments on the 2013 Convertible Notes.  The lenders in the 2013 PIPE Financing may also cause the Company to redeem the 2013 Warrants or the 2013 Convertible Notes in the event of a “major transaction,” as defined in the 2013 Warrants and 2013 Convertible Notes.

The exercise price of the 2013 Warrants and the conversion price of the 2013 Convertible Notes may be decreased based upon issuances by the Company of other securities with an issue or exercise price lower than the then existing exercise price or conversion price then in effect as described in the 2013 Warrants and 2013 Convertible Notes.  The 2013 Warrants also provide for a proportionate adjustment in the number of shares underlying the 2013 Warrants in the event of an adjustment to the exercise price.  Assuming the conversion price of the 2013 Convertible Notes and the exercise price of the 2013 Warrants were to be adjusted to $0.05 per share pursuant to the provisions described above, the Company would be required to reserve approximately an additional 1.1 billion shares of common stock for conversion of the 2013 Convertible Notes and exercise of the 2013 Warrants.

Terms of the Celgene Warrants

The warrants issued to Celgene (the “Celgene Warrants”) are currently exercisable at an exercise price of $0.22 per share, which would result in the issuance of approximately 102.3 million shares of common stock if fully exercised for cash. The exercise price is subject to a downward adjustment based upon, among other things, issuances by the Company of other securities with an issue or exercise price lower than the then existing exercise price in effect as described in the Celgene Warrants. The Celgene Warrants also provide for a corresponding adjustment in the number of shares underlying the Celgene Warrants in the event of an adjustment to the exercise price.  Assuming the exercise price of the Celgene Warrants were to be adjusted to $0.05 per share pursuant to the provisions described above, the Company would be required to reserve approximately an additional 348 million shares of common stock for exercise of the Celgene Warrants.  Pursuant to the Celgene Warrants, Celgene may also cause the Company to redeem the Celgene Warrants upon a “major transaction.”

Terms of the 2012 Convertible Notes and 2012 Warrants

The terms of the 2012 Convertible Notes and the 2012 Warrants require the Company to issue a significant number of shares of common stock upon their conversion and exercise, respectively.  The 2012 Convertible Notes are convertible into shares of common stock at a current conversion price of $0.22 per share, which, if converted in full, would result in the issuance of approximately 66.5 million shares of common stock.  The 2012 Warrants are exercisable at a current exercise price of $0.22 per share, which, if fully exercised for cash, would result in the issuance of approximately 180.1 million shares of common stock.  The 2012 Convertible Notes mature on September 30, 2015 and bear interest at 10% per annum, which is payable quarterly.  The Company may, at its option and subject to certain limitations, issue shares of common stock or, in certain circumstances, warrants to purchase shares of common stock, in lieu of interest payments on the 2012 Convertible Notes.  The lenders in the 2012 PIPE Financing may also cause the Company to redeem the 2012 Warrants or the 2012 Convertible Notes in the event of a “major transaction,” as defined in the 2012 Warrants and 2012 Convertible Notes.

The exercise price of the 2012 Warrants and the conversion price of the 2012 Convertible Notes may be decreased based upon issuance(s) by the Company of other securities with an issue or exercise price lower than the then existing exercise price or conversion price then in effect as described in the 2012 Warrants and 2012 Convertible Notes.  The 2012 Warrants also provide for a proportionate adjustment in the number of shares underlying the 2013 Warrants in the event of an adjustment to the exercise price.  Assuming the conversion price of the 2012 Convertible Notes and the exercise price of the 2012 Warrants were to be adjusted to $0.05 per share pursuant to the provisions described above, the Company would be required to reserve approximately an additional 838 million shares of common stock for conversion of the 2012 Convertible Notes and exercise of the 2012 Warrants.

Terms of the Amended and Restated 2011 Warrants

The terms of the Amended and Restated 2011 Warrants require the Company to issue a significant number of shares of common stock upon their exercise.  The Amended and Restated 2011 Warrants are exercisable at a current exercise price of $0.30 per share, which, if fully exercised for cash, would result in the issuance of approximately 99.7 million shares of common stock.  The holders of the Amended and Restated 2011 Warrants may also cause the Company to redeem the Amended and Restated 2011 Warrants in the event of a “fundamental transaction,” as defined in the Amended and Restated 2011 Warrants.

The exercise price of the Amended and Restated 2011 Warrants may be decreased based upon issuances by the Company of other securities with an issue or exercise price lower than the then existing exercise price or conversion price in effect as described in the Amended and Restated 2011 Warrants.  The Amended and Restated 2011 Warrants also provide for a proportionate adjustment in the number of shares underlying the Amended and Restated 2011 Warrants in the event of an adjustment to the exercise price.  Assuming the exercise price of the Amended and Restated 2011 Warrants were to be adjusted to $0.05 per share pursuant to the provisions described above, the Company would be required to reserve approximately an additional 498 million shares of common stock for exercise of the Amended and Restated 2011 Warrants.

Dilutive Effect of Issuance of Common Stock and Warrants for Payment of Interest Obligations

On January 2, 2014, the Company issued 1,140,904 shares (the “2012 Interest Shares”) of common stock to holders (the “2012 Investors”) of the 2012 Convertible Notes.  In addition to issuing the 2012 Interest Shares, the Company issued warrants to purchase 567,116 shares of Common Stock for nominal consideration (the “2012 Interest Warrants”) to certain of the 2012 Investors. The 2012 Interest Warrants were issued in lieu of shares of Common Stock that would have brought certain of the 2012 Investors above the 9.985% ownership limitation established pursuant to the 2012 PIPE Financing. The Company issued the 2012 Interest Shares and the 2012 Interest Warrants to satisfy $379,180.53 in interest obligations due on January 2, 2014.

Also on January 2, 2014, the Company issued 1,596,121 shares (the “2013 Interest Shares” and collectively with the 2012 Interest Shares, the “Interest Shares”) of common stock to holders (the “2013 Investors” and collectively with the 2012 Investors, the “Investors”) of the 2013 Convertible Notes. In addition to issuing the 2013 Interest Shares, the Company issued warrants to purchase 535,890 shares of Common Stock for nominal consideration (the “2013 Interest Warrants” and collectively with the 2012 Interest Warrants, the “Interest Warrants”) to certain of the 2013 Investors. The 2013 Interest Warrants were issued in lieu of shares of Common Stock that would have brought certain of the 2013 Investors above the 9.985% ownership limitation established pursuant to the 2013 PIPE Financing. The Company issued the 2013 Interest Shares and the 2013 Interest Warrants to satisfy $473,306.28 in interest obligations due on January 2, 2014.

The issuance of the Interest Shares and Interest Warrants to the Investors on January 2, 2014 triggered the anti-dilution provisions of the securities (the “Dilutive Securities”) issued in the 2011 PIPE Financing, 2012 PIPE Financing, 2013 PIPE Financing, and pursuant to the Collaboration Agreement.  After making the required adjustments to the Dilutive Securities, the Company no longer has sufficient authorized shares of common stock to permit the conversion or exercise of all of the Dilutive Securities.  In addition, any further dilutive issuance by the Company will result in a further adjustment to the exercise price and number of shares issuable under the terms of each of the Dilutive Securities, thereby requiring the Company to reserve additional shares of common stock for conversion or exercise of the Dilutive Securities.

Consequences of Failure to Obtain Stockholder Approval

Our Certificate of Incorporation authorizes the Company to issue 760,000,000 shares of capital stock, consisting of (i) 750,000,000 shares of common stock, par value $0.001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share.  As of January 24, 2014, we had 11,774,918 shares of common stock issued and outstanding.  Lenders who participated in the 2013 PIPE Financing currently have the right to receive an aggregate of approximately 337.7 million shares of common stock resulting from the exercise of the 2013 Warrants and the conversion of the 2013 Convertible Notes, which number of shares could be increased significantly pursuant to the terms of such instruments.  Lenders who participated in the 2012 PIPE Financing currently have the right to receive an aggregate of approximately 246.7 million shares of common stock resulting from the exercise of the 2012 Warrants and the conversion of the 2012 Convertible Notes, which number of shares could be increased significantly pursuant to the terms of such instruments.  Holders of the Amended and Restated 2011 Warrants currently have the right to receive an aggregate of approximately 99.7 million shares of common stock resulting from the exercise of the Amended and Restated 2011 Warrants, which number of shares could be increased significantly pursuant to the terms of such instruments.  Finally, Celgene has the right to receive 102.3 million shares of common stock upon exercise of the Celgene Warrants, which number of shares could be increased significantly pursuant to the terms of the Celgene Warrants.

We do not have sufficient authorized common stock to permit the exercise of the Amended and Restated 2011 Warrants, 2012 Warrants, 2013 Warrants and Celgene Warrants, the conversion of the 2012 Convertible Notes and the 2013 Convertible Notes, and the potential adjustments to the number of shares underlying such securities.  Therefore, we are seeking stockholder approval to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock and to reserve a sufficient number of shares of common stock to provide for the future exercise of the Amended and Restated 2011 Warrants, 2012 Warrants, 2013 Warrants and Celgene Warrants and conversion of the 2012 Convertible Notes and 2013 Convertible Notes, as well as potential adjustments to the underlying share numbers.

If we fail to obtain stockholder approval of the Amendment, we could be in default under the terms of our outstanding warrants and each of our (i) Facility Agreement between the Company and the holders of the 2012 Convertible Notes and (ii) Facility Agreement between the Company and the holders of the 2013 Convertible Notes if the investor parties to such Facility Agreements provide a notice of default to us and we are not able to cure such default within the applicable cure period.  In such event, the 2012 Convertible Notes and the 2013 Convertible Notes will become immediately due and payable. If that occurs, the Company may not be able to pay the amounts due under the 2012 Convertible Notes and 2013 Convertible Notes and may need to raise additional funds to repay such notes on unfavorable terms or seek protection under the U.S. bankruptcy laws.

The approval of the Amendment is crucial for the ongoing business of the Company.  If our stockholders do not approve the Amendment, the Company could default on its contractual obligations and may have to file for bankruptcy protection.

The Board of Directors believes it is in the best interests of the Company and its stockholders to have sufficient additional authorized but unissued shares of common stock (1) to allow the Company to meet its existing contractual obligations to reserve sufficient shares of common stock for the future exercise of the Amended and Restated 2011 Warrants, 2012 Warrants, 2013 Warrants and Celgene Warrants and conversion of the 2012 Convertible Notes and 2013 Convertible Notes, and thus avoid acceleration of the 2012 Convertible Notes and 2013 Convertible Notes; (2) to enable the Company, if necessary, to issue shares of common stock in lieu of interest payments to meet its debt obligations; (3) to raise additional capital to fund the Company’s business; and (4) to provide flexibility for future corporate action, including grants of equity or equity-based awards under an incentive plan to retain management.

Required Vote

The affirmative vote of the majority of the outstanding shares of common stock entitled to vote is needed to approve this Proposal 1.
Board Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 750,000,000 to 10,000,000,000 shares.

OTHER MATTERS

Stockholder Proposals for the 2014 Annual Meeting

A stockholder who intends to present a proposal at the 2014 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy materials for that meeting must submit the proposal in writing to us so that it is received by our Secretary no later than February 13, 2014. Written proposals may be mailed to us at Tengion, Inc., 3929 Westpoint Boulevard, Suite G, Winston-Salem, NC 27103, Attn: A. Brian Davis, Secretary. A stockholder who intends to nominate a director or present any other proposal at the 2014 Annual Meeting of Stockholders but does not wish the proposal to be included in the proxy materials for that meeting must provide written notice of the nomination or proposal to us no earlier than April 16, 2014 and no later than May 16, 2014. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Our by-laws, which are available at http://phx.corporate-ir.net/phoenix.zhtml?c=218965&p=irol-govHighlights, describe the requirements for submitting proposals at the Annual Meeting. The notice must be given in the manner and must include the information and representations required by our by-laws.

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TENGION, INC.
a Delaware Corporation

Tengion, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 10, 2003.

SECOND: The Certificate of Incorporation was amended and restated by the filing of a Fourth Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) with the Secretary of State of Delaware on April 14, 2010. The Amended and Restated Certificate was most recently amended by the filing of a certificate of amendment on November 27, 2012.

THIRD: This Certificate of Amendment amends the Amended and Restated Certificate and has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

FOURTH: The Amended and Restated Certificate is hereby amended by deleting the first paragraph of Article IV “Capital Stock” and replacing it as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is TEN BILLION TEN MILLION (10,010,000,000) shares, of which (i) TEN BILLION (10,000,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) TEN MILLION (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this _____ day of _____________, 2014.

By:____________________________
Name:
Title:

SPECIAL MEETING OF STOCKHOLDERS OF

TENGION, INC.

February 24, 2014

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 24, 2014.

THE PROXY STATEMENT AND FORM OF PROXY FOR OUR SPECIAL MEETING ARE AVAILABLE AT:
HTTP://WWW.ASTPROXYPORTAL.COM/AST/17668/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

■ 00030000000000001000 3	022414

A VOTE "FOR" PROPOSAL 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
	FOR	AGAINST	ABSTAIN
1.
Approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 750,000,000 to 10,000,000,000 shares.
	☐	☐	☐

In their discretion the proxy holders are authorized to vote upon such other business, if any, that may properly come before the meeting and any adjournment of the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

TENGION, INC.

February 24, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN – e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 24, 2014.
THE PROXY STATEMENT AND FORM OF PROXY FOR OUR SPECIAL MEETING ARE AVAILABLE AT:
HTTP://WWW.ASTPROXYPORTAL.COM/AST/17668/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
■ 00030000000000001000 3	022414

A VOTE "FOR" PROPOSAL 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1.
Approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 750,000,000 to 10,000,000,000 shares.
	☐	☐	☐

In their discretion the proxy holders are authorized to vote upon such other business, if any, that may properly come before the meeting and any adjournment of the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TENGION, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 24, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TENGION, INC.

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) A. Brian Davis and John L. Miclot with full power of substitution, as proxies to act and vote at the Special Meeting of Stockholders of Tengion, Inc. and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Special Meeting, and, in their discretion, upon any other matters which may properly come before the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF TENGION, INC. TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 750,000,000 TO 10,000,000,000 SHARES.

(Continued and to be signed on the reverse side.)